First Northwest Bancorp

Investor Presentation

Second Quarter 2023

September 2023

About First Northwest Bancorp (FNWB)

FNWB

NASDAQ ticker symbol

N°1

Deposit Market Share in Clallam and Jefferson Counties

- Bank holding company for First Fed, a growing community bank with $2.2 billion* in assets
- First Fed is a Washington state-chartered commercial bank, headquartered in Port Angeles where it was founded in 1923
- 12 branches: 6 in Clallam and Jefferson Counties, 2 in Kitsap county, 3 in Whatcom County, 1 in King County
- Full-service bank offering consumer, mortgage, and commercial solutions leveraging both in-person and digital delivery channels in our emerging and legacy markets

* All data as of June 30, 2023, unless otherwise specified

First Fed Executive Team



Matt Deines
President and CEO



Terry Anderson
Chief Credit Officer



Derek Brown
Chief HR & Marketing Officer



Geri Bullard
Chief Financial Officer



Chris Neros
Chief Lending Officer



Chris Riffle
Chief Digital & Operating Officer | General Counsel

First Northwest Bancorp

Strategic Initiatives

Focus on bringing back deposits that left for higher rate alternatives	• "Project Boomerang" calling and marketing campaign promoting new product offering
Strategy to reduce reliance on wholesale funding	• Increase promotional offerings with rates below the cost of wholesale funding
Continue to build out treasury department	• Collaborative efforts with treasury and retail to drive commercial deposit growth • Dedicated treasury operations department to support this critical function
Efforts to rebalance the balance sheet	• Reduce the single family 1-4 residential portfolio • Optimize loan growth and mix for a stronger weighted average yield

2Q 2023 Key Take Aways

Loans	• Slowed organic loan growth given current rate and liquidity environment. • Utilized shorter-term, higher yielding wholesale options to augment interest income.
Funding	• Utilized promotional product and pricing exceptions to grow core customer deposits. • Utilized brokered deposits to decrease overnight funding. • Continued to see deposit shift mix into higher cost deposit products.
Net Interest Income	• Net interest income continues to compress (albeit, at a slower pace) given the increase in interest expense outstripping improvements in interest income
Net Interest Margin	• Net interest margin compression of 21 basis points compared to 50 basis points Q1 2023

2Q 2023 Key Take Aways

Non-Interest Income	• Loan servicing rights value decreased due to large commercial loan (Main Street Lending Program) payoff. The prepayment assumptions were recalibrated given these payoffs and reduced the valuation as well. • Gain on Other Investments decreased as there was an equity conversion in the first quarter and none in the second quarter.
Non-Interest Expense	• Non-Interest Expense increased quarter over quarter given adjustments to Compensation and Benefits related to timing of recognition of the Employee Retention Tax Credit and a smaller medical insurance reserve release in the second quarter. • Professional fees and regulatory assessments also contributed to the increase.

First Northwest Bancorp

Performance Metrics

Trailing Twelve Month Net Income ($ in Thousands)


$8,342
$7,577
$13,462
$17,243
$15,982
2019 Q2
2020 Q2
2021 Q2
2022 Q2
2023 Q2

Trailing Twelve Month ROAA (%)


0.67%
0.59%
0.84%
0.69%
0.71%
2019 Q2
2020 Q2
2021 Q2
2022 Q2
2023 Q2

Trailing Twelve Month Efficiency Ratio (%)


74.14%
77.65%
73.73%
79.30%
76.55%
2019 Q2
2020 Q2
2021 Q2
2022 Q2
2023 Q2

Trailing Twelve Net Interest Margin (%)


3.20%
3.12%
3.38%
3.59%
3.60%
2019 Q2
2020 Q2
2021 Q2
2022 Q2
2023 Q2

Source: S&P Global Market Intelligence, Company documents; Financial data as of June 30, 2023

First Northwest Bancorp

Performance Metrics

Trailing Twelve Month Return on Avg. Equity


4.83%
4.29%
7.42%
7.85%
9.69%
2019 Q2
2020 Q2
2021 Q2
2022 Q2
2023 Q2

Trailing Twelve Month Earnings per Share


$0.83
$0.78
$1.47
$1.58
$1.72
2019 Q2
2020 Q2
2021 Q2
2022 Q2
2023 Q2

Historical Book Value per Share


$16.15
$16.90
$18.50
$16.60
$16.56
2019 Q2
2020 Q2
2021 Q2
2022 Q2
2023 Q2

Historical TCE Ratio


14.03%
11.92%
10.57%
8.04%
7.31%
2019 Q2
2020 Q2
2021 Q2
2022 Q2
2023 Q2

Source: S&P Global Market Intelligence, Company documents; Financial data as of June 30, 2023

Net Interest Income and Margin

($ in Thousands)


$22,000
$19,500
$17,000
$14,500
$12,000
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
3.34%
3.58%
3.58%
3.53%
3.77%
3.88%
3.96%
3.46%
3.25%
$13,648
$15,352
$15,814
$15,486
$17,242
$18,205
$18,931
$16,305
$15,982
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Net Interest Income
Net Interest Margin

Source: Company documents: Financial data as of June 30, 2023

Strategic Earnings Initiatives

- Continue to build core deposit base to paydown wholesale funding
- Apply strict discipline to loan pricing profitability model
- Continue to build Treasury and SBA lines of business
- Reviewing staffing levels and taking advantage of attrition
- Reducing advertising expense from prior quarters
- Bank-wide initiative to control discretionary spending

First Northwest Bancorp

Selected Balance Sheet Detail

($ in Millions)



$874
$933
$1,258
$986
$1,170
$1,479
$1,246
$1,442
$1,786
$1,462
$1,581
$2,032
$1,621
$1,653
$2,163
Q2-FY19
Q2-FY20
Q2-FY21
Q2-FY22
Q2-FY23
Loans Receivable, Net
Total Deposits
Total Assets

Source: Company documents; Financial data as of June 30, 2023

Growth While Enhancing Asset Mix

($ in Thousands)


Cash
$80,717
4%
Other
$49,991
3%
BOLI
$38,839
2%
Investments
$370,500
21%
Q2 2021
Total Assets:
$1,786M
Loans Receivable, Net
$1,246,340
70%


Cash
$87,794
4%
Other
$89,359
5%
BOLI
$39,783
2%
Investments
$353,144
17%
Q2 2022
Total Assets:
$2,032M
Loans Receivable, Net
$1,461,552
72%


Cash
$78,302
3%
Other
$101,684
5%
BOLI
$40,066
2%
Investments
$321,962
15%
Q2 2023
Total Assets:
$2,163M
Loans Receivable, Net
$1,620,863
75%

Source: Company documents; Financial data as of June 30, 2023

First Northwest Bancorp

Balance Sheet Growth

($ in Millions)

Actual (Ex. PPP)
PPP Loans

Total Assets


CAGR[1]: 14.5%
$1,258
$1,479
$31
$1,786
$45
$2,032
$2
$2,163
$0.07
Q2 2019
Q2 2020
Q2 2021
Q2 2022
Q2 2023

Total Loans and Leases


CAGR[1]: 16.7%
$874
$986
$31
$1,246
$45
$1,462
$2
$1,621
$0.07
Q2 2019
Q2 2020
Q2 2021
Q2 2022
Q2 2023

Total Deposits


CAGR[1]: 15.4%
Loans / Deposits
$933
94%
$1,170
84%
$1,442
86%
$1,581
92%
$1,653
98%
Q2 2019
Q2 2020
Q2 2021
Q2 2022
Q2 2023

Total Equity


$176
$176
$189
$165
$160
Q2 2019
Q2 2020
Q2 2021
Q2 2022
Q2 2023

[1] CAGR calculated from first period to last period shown in chart

Source: Company documents; Financial data as of June 30, 2023

Liquidity Overview

($ in thousands)	Three Months Ended 6/30/2023	3/31/2023	Sequential Quarter Change Q2 2023
Brokered deposits	$179,586	$134,515	$45,072
Public and tribal deposits	130,974	119,969	11,005
Customer accounts	1,342,562	1,339,724	2,838
Total Deposits	**$1,653,122**	**$1,594,208**	**$58,915**
Borrowings	$303,397	$379,377	($75,981)
Cash and cash equivalents	$78,302	$140,617	($62,315)
Securities	$321,962	$329,086	($7,123)
Net loans	$1,620,863	$1,562,068	$58,796

Total Off-Balance Sheet Liquidity Available at June 30, 2023

($ in thousands)	Gross Availability	Utilization	Net Availability
FHLB Lines	$625,027	$313,772	$311,256
Federal Reserve Discount Window	8,707	0	8,707
Federal Reserve Term Funding Program	18,729	0	18,729
Wholesale Deposits	214,019	179,586	34,433
Uncommitted Lines of Credit	20,000	11,000	9,000
Total off-balance sheet liquidity	**$886,483**	**$504,358**	**$382,125**

Total Available Liquidity at June 30, 2023 ($ in thousands)	
Total off-balance sheet liquidity (available lines of credit)	$382,125
Cash and cash equivalents, less cash for operations	59,008
Excess bond collateral	273,869
Total available liquidity	**$715,002**
TOTAL AVAILABLE LIQUIDITY AS A PERCENTAGE OF:	
Assets of $2,162,878 at June 30, 2023	33%
Deposits of $1,653,122 at June 30, 2023	43%
Uninsured deposits of $397,872 at June 30, 2023	180%

First Northwest Bancorp

Securities Portfolio



Other
1%
Corporate
Debt
17%
Municipal
31%
Q2 2023
Yield
4.09%
MBS-Agency
22%
MBS-
Corporate
29%

Investment Portfolio Characteristics as of June 30, 2023

- Book Value: $370.0 Million
- Market Value: $322.0 Million
- Effective Duration: 4.80 years
- Average Life: 7.55 years
- Municipal Securities – Portfolio Ratings:
  - Aaa/AAA $21.5M
  - Aa1/AA+ $11.1M
  - Aa2/AA- $35.8M
  - Aa3/AA- $25.5M
  - A1/A+ $ 3.5M
  - A2/A $ 2.7M
- 100% available-for-sale securities
- OCI – Unrealized Gain/(Loss) on Investments: ($37.7) Million

Source: Company documents; Financial data as of June 30, 2023

First Northwest Bancorp

Loan Portfolio Composition



Commercial Business 8%
Auto and Other 15%
Home Equity 4%
Construction and Land 10%
Commercial Real Estate 23%
Multi-Family 18%
1-4 Family Residential 22%
Q2 2023
Yield on Loans
5.38%

Loans by Type ($ in Thousands)	6/30/2023 Balance	% of Total	Change from 6/30/2022	6/30/2022
Commercial Real Estate	$377,139	23.0%	$4,086	$373,052
1-4 Family	365,897	22.3%	57,125	308,772
Construction and Land Development	157,694	9.6%	(55,157)	212,851
Multi-Family	297,512	18.2%	76,093	221,419
Auto	132,775	8.1%	4,642	128,132
Other Consumer	162,910	9.9%	23,378	139,532
Commercial and Industrial	129,954	7.9%	50,186	79,768
PPP	65	0.0%	(1,686)	1,751
Deferred Fees	14,215	0.9%	2,194	12,022
Total Loans, excluding ACLL	**$1,638,161**	**100.0%**	**$160,862**	**$1,477,299**

- Commercial relationship-based lending strategy with strong credit culture
- MRQ yield on loans of 5.38% compared to 4.48% from Q2 2022
- Construction lending categories to total Construction and Land: acquisition-renovation loans 4.62%, 1-4 family construction 30.11%, and Multi-Family construction 65.27%
- Approximate 75.3% NOO / 24.7% OO commercial real estate split (excluding Multi-Family)
- 10.89% increase, or $161 million, over prior year

Source: Company documents; Financial data as of June 30, 2023

Strong Core Deposit Composition



Brokered CDs
11%
Noninterest Checking
17%
Interest Checking
11%
Savings
16%
Money Market
22%
Certificate of Deposit
23%
Q2 2023
Cost of Deposits
1.54%

Deposits by Type ($ in Thousands)	6/30/2023 Balance	% of Total	Change from one year ago
Noninterest Checking	$280,475	17.0%	($55,836)
Interest Checking	179,028	10.8%	(13,084)
Savings	260,279	15.7%	65,251
Money Market	374,269	22.6%	(213,477)
Certificate of Deposit	379,483	23.0%	195,659
Brokered CDs	179,586	10.9%	93,886
Deposits	**$1,653,122**	**100.0%**	**$72,398**
Core Deposits[1]	$1,473,536	89.1%	($21,488)

- 1.54% cost of total deposits for the quarter ending 6/30/2023
- Cost of total deposits up 42 basis points from the quarter ended 3/31/2023

[1]Core deposits defined as total deposits less brokered CDs

Source: Company documents; Financial data as of June 30, 2023

Diversified Deposit Base


Deposits by Type
Business, 21%
Public, 8%
Consumer, 60%
Broker/Other, 11%

	June 30, 2023
Average consumer account balance	$24 thousand
Average business account balance	$51 thousand
Average customer account balance[1]	$28 thousand
Insured Cash Sweep ("ICS") deposits	$29.6 million
Deposits in Certificate of Deposit Account Registry Service ("CDARS") deposits	$729 thousand
Uninsured deposits as a % of total deposits	24%

Excludes public and brokered deposit balances this is a non-GAAP financial measure.

Source: Company documents; Financial data as of June 30, 2023

Returning Capital to Shareholders

Status of Share Repurchase Program

- On October 28, 2020, the Company announced that its Board of Directors had authorized the repurchase and retirement of up to an additional ≈1 million shares of its common stock, or 10% of the outstanding shares at that time
- As of June 30, 2023, the Company had repurchased 796,010 shares of common stock at an average price of $15.82 per share for a total cost of $11.7 million

Dividend History

- The Company has paid a consistent quarterly cash dividend since the fourth quarter of 2018


Quarterly Dividends Paid
$0.03
$0.05
$0.06
$0.07
$0.07
2019 Q2
2020 Q2
2021 Q2
2022 Q2
2023 Q2

Source: Company documents; Financial data as of June 30, 2023

Bank Level Capital Ratios

TCE / TA


11.61%
10.39%
10.71%
8.80%
8.19%
2019 Q2
2020 Q2
2021 Q2
2022 Q2
2023 Q2

Leverage Ratio


11.56%
10.90%
10.86%
10.41%
10.17%
2019 Q2
2020 Q2
2021 Q2
2022 Q2
2023 Q2

Tier 1 Capital Ratio


17.36%
15.14%
14.46%
12.66%
12.94%
2019 Q2
2020 Q2
2021 Q2
2022 Q2
2023 Q2

Total RBC Ratio


18.54%
16.37%
15.61%
13.65%
13.91%
2019 Q2
2020 Q2
2021 Q2
2022 Q2
2023 Q2

Source: Company documents; Financial data as of June 30, 2023

Historically Strong Asset Quality

NPA / Assets (%)


Texas Ratio
2023 Q2: 1.10%
0.10
0.20
0.10
0.06
0.12
2019 Q2
2020 Q2
2021 Q2
2022 Q2
2023 Q2

Allowance for Credit Losses on Loans / Total Loans (%)


Allowance for Credit Losses on Loans/Total Loans (Ex. PPP)
2023 Q2: 1.07%
1.10
1.20
1.16
1.07
1.06
2019 Q2
2020 Q2
2021 Q2
2022 Q2
2023 Q2

NCOs / Avg. Loans (%)


0.00
0.00
0.01
-0.03
0.10
2019 Q2
2020 Q2
2021 Q2
2022 Q2
2023 Q2

- Growth focused on appropriate risk adjusted return loan types
- Continued use of enhanced underwriting
- Portfolio Stress Tests indicate minimal losses
- Loans Past Due/Total Loans 0.1% as of June 30, 2023, compared to 0.2% as of June 30, 2022

Source: S&P Global Market Intelligence, Company documents; Financial data as of June 30, 2023

First Northwest Bancorp

Consolidated Historical Balance Sheet

	For the Quarter Ending				
	2022Q2	2022Q3	2022Q4	2023Q1	2023Q2
Assets ($000)					
Cash and Cash Equivalents	87,794	103,663	45,596	140,617	78,302
Investments	353,144	329,436	326,569	329,086	321,962
Federal Home Loan Bank (FHLB) Stock, at Cost	10,402	11,961	11,681	15,602	12,621
Total Cash & Securities	**451,340**	**445,060**	**383,846**	**485,305**	**412,886**
Gross Loans before ACLL	1,477,299	1,537,392	1,547,551	1,579,463	1,638,161
Allowance for Credit Losses on Loans	(15,747)	(16,273)	(16,116)	(17,396)	(17,297)
Loans Held for Sale	696	263	597	0	2,049
Loans Receivable, Net incl. LHFS	**1,462,248**	**1,521,381**	**1,532,032**	**1,562,068**	**1,622,912**
Sold Loan Servicing Rights, net	3,865	3,872	3,887	4,224	3,825
Premises and Equipment, net	21,291	20,841	18,089	18,252	18,140
Bank-Owned Life Insurance	39,783	40,003	39,665	39,878	40,066
Other Assets	53,106	60,282	64,551	62,367	65,049
Total Assets	**2,031,632**	**2,091,439**	**2,042,070**	**2,172,094**	**2,162,878**
Liabilities ($000)					
Noninterest Bearing	336,311	342,808	315,082	292,119	280,475
Interest Bearing	1,244,413	1,262,427	1,249,173	1,302,089	1,372,647
Total Deposits	**1,580,724**	**1,605,235**	**1,564,255**	**1,594,208**	**1,653,122**
FHLB Borrowings	210,000	253,000	246,000	340,000	264,000
Subordinated Debt	39,319	39,339	39,358	39,377	39,397
Other Liabilities	36,435	37,268	34,175	38,172	46,802
Total Liabilities	**1,866,478**	**1,934,842**	**1,883,788**	**2,011,758**	**2,003,321**
Equity ($000)					
Total Equity	**165,154**	**156,599**	**158,283**	**160,336**	**159,557**
Total Liabilities and Equity	**2,031,632**	**2,091,441**	**2,042,070**	**2,172,094**	**2,162,878**

Source: Company documents; Financial data as of June 30, 2023

First Northwest Bancorp

Consolidated Historical Income Statement

	For the Quarter Ending				
	2022Q2	2022Q3	2022Q4	2023Q1	2023Q2
Income ($000)					
Interest and Fees on Loans Receivable	16,081	17,778	20,240	19,504	21,299
Interest on Investment Securities	2,715	2,817	3,059	3,182	3,336
Other Interest Income	165	260	363	596	839
Interest Income	**18,961**	**20,855**	**23,662**	**23,282**	**25,474**
Interest Expense	1,718	2,651	4,731	6,977	9,492
Net Interest Income	**17,242**	**18,205**	**18,931**	**16,305**	**15,982**
Provision for Credit Losses	**500**	**750**	**285**	**(500)**	**300**
Loan and Deposit Fees	1,091	1,302	1,163	1,141	1,064
Loan Servicing Fees, Net of Amortization	27	207	201	492	(190)
Net Gain on Sales of Loans	231	285	56	177	57
Gain on Sale of Securities	(8)				
Bank-Owned Life Insurance, Net	212	221	230	226	190
Other Income	43	295	208	176	416
Non-Interest Income	**2,222**	**2,334**	**3,369**	**2,334**	**1,711**
Compensation and Benefits	9,735	9,045	8,357	7,837	8,180
Other	7,227	6,330	6,788	7,035	7,036
Non-Interest Expense	**16,962**	**15,375**	**15,145**	**14,872**	**15,216**
Net Income before Taxes	**2,002**	**4,413**	**6,870**	**4,267**	**2,177**
Provision for Income Taxes	467	817	1,009	825	475
Net Income (Loss) Attributable to Parent	**1,535**	**3,595**	**5,862**	**3,442**	**1,702**
Provision for Non-Controlling Interest	(953)	(696)	(198)	(85)	(75)
Net Income (Loss)	**2,487**	**4,292**	**6,059**	**3,528**	**1,776**

Source: Company documents; Financial data as of June 30, 2023

First Northwest Bancorp

Market Footprint

16 locations in 5 counties:

- 7 in Clallam: Headquarters with ITM, 5 branches, 1 business center with ITM
- 1 in Jefferson
- 2 in Kitsap
- 2 in King: 1 branch, 1 business center
- 4 in Whatcom: 3 branches, 1 business center


Headquarters
Branches
Business Centers

Leading Deposit Market Share

Clallam County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	**First Northwest Bancorp (WA)**	**7**	**1,096**	**40.1**
2	Sound Financial Bancorp Inc. (WA)	3	446	16.3
3	JPMorgan Chase & Co. (NY)	2	233	8.5
4	FS Bancorp Inc. (WA)	2	230	8.4
5	Wells Fargo & Co. (CA)	1	168	6.1
6	U.S. Bancorp (MN)	2	158	5.8
7	Umpqua Holdings Corp. (OR)	2	133	4.9
8	KeyCorp (OH)	2	113	4.1
9	Olympic Bancorp Inc. (WA)	2	101	3.7
10	Washington Federal Inc. (WA)	1	56	2
	Total For Institutions In Market	24	2,734	

Kitsap County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Bank of America Corporation (NC)	5	1,146	24.3
2	Olympic Bancorp Inc. (WA)	11	982	20.8
3	JPMorgan Chase & Co. (NY)	5	740	15.7
4	Wells Fargo & Co. (CA)	5	459	9.7
5	Columbia Banking System Inc. (WA)	5	394	8.3
6	KeyCorp (OH)	5	233	4.9
7	U.S. Bancorp (MN)	3	170	3.6
8	Liberty Northwest Bncp Inc (WA)	1	166	3.5
9	**First Northwest Bancorp (WA)**	**2**	**145**	**3.1**
10	Timberland Bancorp Inc. (WA)	2	102	2.2
	Total For Institutions In Market	49	4,722	

Whatcom County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Peoples Bancorp (WA)	9	1,447	24.7
2	Bank of America Corporation (NC)	2	728	12.4
3	JPMorgan Chase & Co. (NY)	4	593	10.1
4	U.S. Bancorp (MN)	5	565	9.6
5	Banner Corp. (WA)	5	501	8.5
6	Wells Fargo & Co. (CA)	2	449	7.7
7	Washington Federal Inc. (WA)	5	446	7.6
8	KeyCorp (OH)	4	252	4.3
9	Heritage Financial Corp. (WA)	2	242	4.1
10	Pacific Financial Corp. (WA)	3	231	3.9
11	Umpqua Holdings Corp. (OR)	3	169	2.9
12	**First Northwest Bancorp (WA)**	**3**	**105**	**1.8**
	Total For Institutions In Market	49	5,868	

Jefferson County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	**First Northwest Bancorp (WA)**	**1**	**201**	**23**
2	Olympic Bancorp Inc. (WA)	2	190	21.7
3	FS Bancorp Inc. (WA)	2	185	21.2
4	JPMorgan Chase & Co. (NY)	1	103	11.8
5	U.S. Bancorp (MN)	2	78	8.9
6	Wells Fargo & Co. (CA)	1	64	7.3
7	Sound Financial Bancorp Inc. (WA)	1	53	6.1
	Total For Institutions In Market	10	874	

Source: FDIC; Deposit data as of June 30, 2022

We design and deliver delightful, accessible, and effortless financial solutions by empowering our team members to improve the lives of those we serve.

Mission Statement

Thank You!

Contact

Matt Deines
President and CEO
matt.deines@ourfirstfed.com

Geri Bullard
EVP | CFO
geri.bullard@ourfirstfed.com